UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 17, 2014 (January 14, 2014)

THE SERVICEMASTER COMPANY, LLC

(Exact name of registrant as specified in its charter)

Delaware	1-14762	90-1036521
(State or other Jurisdiction	(Commission File Number)	(I.R.S Employer
of Incorporation)		Identification Number)

860 Ridge Lake Boulevard, Memphis, Tennessee	38120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 597-1400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On January 14, 2014, ServiceMaster Global Holdings, Inc. (“Holdings”), the indirect parent corporation of The ServiceMaster Company, LLC, a Delaware limited liability company (“ServiceMaster,” “we” or the “registrant”), completed the previously announced separation transaction (the “Transaction”) resulting in the spin-off of the assets and certain liabilities of the business that comprises the lawn, tree and shrub care services previously conducted by ServiceMaster primarily under the TruGreen brand name (collectively, the “TruGreen Business”) through a tax-free, pro rata dividend to the stockholders of Holdings.  As a result of the completion of the Transaction, TruGreen Holding Corporation (“New TruGreen”) will operate the TruGreen Business as a private independent company.  In connection with the Transaction, on January 14, 2014, Holdings, the company formerly known as The ServiceMaster Company (“Old ServiceMaster”), ServiceMaster, New TruGreen and TruGreen Limited Partnership, an indirect wholly-owned subsidiary of New TruGreen (“TGLP”), as applicable, entered into a separation and distribution agreement, an employee matters agreement, a tax matters agreement and a transition services agreement.

Pursuant to an agreement and plan of merger entered into by ServiceMaster and Old ServiceMaster in connection with the Transaction, on January 14, 2014, Old ServiceMaster was merged with and into ServiceMaster, with ServiceMaster continuing as the surviving entity in such merger (the “Merger”).  As a result of the Merger, ServiceMaster became the successor issuer to Old ServiceMaster pursuant to Rule 15d-5 of the Exchange Act of 1934, as amended.  Pursuant to the terms of the merger agreement, all of the capital stock of Old ServiceMaster issued and outstanding immediately prior to the effective time of the Merger was cancelled, and the sole stockholder of Old ServiceMaster immediately prior to the effective time of the Merger (CDRSVM Holding, Inc., now known as CDRSVM Holding, LLC) was admitted as the sole member of ServiceMaster. The foregoing description of the agreement and plan of merger is qualified in its entirety by reference to the complete terms and conditions of such agreement, filed as Exhibit 2.1 hereto and incorporated herein by reference.

Separation and Distribution Agreement

The separation and distribution agreement contains the key provisions relating to the separation of the TruGreen Business from ServiceMaster and the distribution of New TruGreen common stock to holders of Holdings common stock.  The separation and distribution agreement contains provisions relating to insurance coverage, legal matters, the exchange of information, the cooperation of the parties in preparing financial information, non-competition, non-solicitation, indemnification and other matters.

Employee Matters Agreement

In connection with the Transaction, Holdings and ServiceMaster entered into an employee matters agreement with New TruGreen and TGLP that governs the parties’ obligations with respect to employment, equity compensation, benefits and other related matters for the parties’ current and former employees.  The employee matters agreement allocates liabilities and responsibilities relating to employee benefit plans and programs and other related matters in connection with the Transaction, including without limitation, the treatment of outstanding Holdings equity awards, certain outstanding annual incentive awards, existing deferred compensation obligations, and certain retirement and welfare benefit obligations.

Tax Matters Agreement

In connection with the Transaction, Holdings, ServiceMaster, New TruGreen and TGLP entered into a tax matters agreement that governs the parties’ respective rights, responsibilities and obligations with respect to taxes, the preparation and filing of tax returns, the control of audits and other tax proceedings and assistance and cooperation in respect of tax matters.  In general, liabilities for income taxes attributable to New TruGreen and its subsidiaries allocable to a tax period (or portion thereof) ending on or before the January 14, 2014 will be allocable to Holdings, and liabilities for income taxes attributable to New TruGreen and its subsidiaries allocable to a tax period (or portion thereof) beginning after January 14, 2014 and liabilities for non-income taxes will be allocable to New TruGreen and its subsidiaries.  Taxes relating to or arising out of the failure of certain of the transactions described in Holdings’ private letter ruling request to the Internal Revenue Service confirming the tax-free nature of the Transaction and the opinion of tax counsel to qualify as a tax-free transaction (including as a result of Section

355(e) of the of the Internal Revenue Code of 1986, as amended) for U.S. federal income tax purposes will be borne by either Holdings or New TruGreen pursuant to the terms of the tax matters agreement.

Transition Services Agreement

In connection with the Transaction, ServiceMaster entered into a transition services agreement with TGLP, pursuant to which ServiceMaster and its subsidiaries will provide TGLP with specified communications, public relations, finance and accounting, tax, treasury, internal audit, human resources operations and benefits, risk management and insurance, supply management, real estate management, marketing, facilities, information technology and other support services. The charges for the transition services allow ServiceMaster to fully recover the allocated direct costs of providing the services, plus specified margins and any out-of-pocket costs and expenses.  The services provided under the transition services agreement will terminate at various specified times, and in no event later than two years after the completion of the Transaction (except certain information technology services, which TGLP expects ServiceMaster to provide to TGLP beyond the two-year period).  TGLP may terminate the transition services agreement (or certain services under the transition services agreement) for convenience upon 90-days written notice, in which case TGLP will be required to reimburse ServiceMaster for early termination costs.

The foregoing descriptions of the separation and distribution agreement, the employee matters agreement,  the tax matters agreement and the transition services agreement are qualified in their entirety by reference to the complete terms and conditions of such agreements filed as Exhibit 2.2, Exhibit 2.3, Exhibit 2.4 and Exhibit 2.5 hereto, respectively, and incorporated herein by reference.

Credit Agreement Joinder Agreements and Assumption Agreements

Pursuant to (a) a term loan credit agreement joinder agreement among Old ServiceMaster, ServiceMaster, Citibank, N.A., as administrative agent, and the other parties thereto and (b) a revolving credit agreement joinder agreement among Old ServiceMaster, ServiceMaster, Citibank, N.A., as administrative agent, and the other parties thereto, each of which was entered into in connection with the Merger, ServiceMaster assumed Old ServiceMaster’s obligations under the term loan Credit Agreement, dated as of July 24, 2007 (as amended prior to the date hereof), and the Revolving Credit Agreement, dated as of July 24, 2007 (as amended prior to the date hereof), respectively.  In addition, certain subsidiaries of ServiceMaster entered into (a) a term loan assumption agreement and (b) a revolving credit agreement assumption agreement, pursuant to which such subsidiaries became guarantors under ServiceMaster’s term loan and revolving credit agreements, and granted liens on the assets to secure such guarantees. The foregoing descriptions of the term loan credit agreement joinder agreement, the revolving credit agreement joinder agreement, the term loan assumption agreement and the revolving credit agreement assumption agreement are qualified in their entirety by reference to the complete terms and conditions of such agreements filed as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, and incorporated herein by reference.

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

The Transaction was completed on January 14, 2014 pursuant to the separation and distribution agreement. New TruGreen is now a private independent company operating the TruGreen Business.  On January 14, 2014, Holdings’ stockholders received one share of New TruGreen common stock for each share of Holdings common stock held by them.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03                                           Material Modification to Rights of Security Holders.

In connection with the Merger, on January 14, 2014, ServiceMaster entered into (a) a fourth supplemental indenture (the “Fourth Supplemental Indenture”), to the Indenture, dated as of February 13, 2012, as amended and supplemented (the “2020 Notes Indenture”), among Old ServiceMaster, the subsidiary guarantors party thereto and Wilmington Trust, National Association, as trustee, which governs ServiceMaster’s outstanding 7% Senior Notes due 2020 (the “7% Notes”) and 8% Senior Notes due 2020 (the “8% Senior Notes” and, together with the 7% Notes, the “2020 Notes”) and (b) a fifth supplemental indenture (the “Continuing Notes Fifth Supplemental Indenture”), to the Indenture, dated as of August 15, 1997, as amended and supplemented, among Old ServiceMaster and The Bank of New York Mellon Trust Company, N.A. (as successor to Harris Trust and Savings Bank), as trustee, which governs ServiceMaster’s outstanding 7.45% Senior Notes due 2027 (the “2027 Notes”),  7.10% Senior Notes due 2018 (the “2018 Notes”) and 7.25% Senior Notes 2038 (the “2038 Notes” and, together with the 2027 Notes and the 2018 Notes, the “Continuing Notes”).  In connection with the Merger, ServiceMaster expressly assumed all of Old ServiceMaster’s obligations in respect of the 2020 Notes and the Continuing Notes.

In addition, ServiceMaster and certain subsidiaries of ServiceMaster entered into a fifth supplemental indenture (the “Fifth Supplemental Indenture”) to the 2020 Notes Indenture.  Pursuant to the Fifth Supplemental Indenture, those subsidiaries of ServiceMaster became guarantors of the 2020 Notes.

The foregoing descriptions of the Fourth Supplemental Indenture, the Fifth Supplemental Indenture and the Continuing Notes Fifth Supplemental Indenture are qualified in their entirety by reference to the complete terms and conditions of such agreements filed as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, and incorporated herein by reference.

Item 5.02.                                        Departure of Certain Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 14, 2014, as a result of the Merger, Sarah Kim became a director of the registrant, succeeding Kenneth A. Giuriceo who will not continue as a director of the registrant (in order to serve as a director of New TruGreen).  Ms. Kim is a principal of Clayton, Dubilier & Rice (“CD&R”). David H. Wasserman, a director of ServiceMaster and a partner of CD&R, will continue as a director of the registrant.

ServiceMaster is a party to certain agreements and transactions with its equity sponsors, including CD&R, pursuant to which Ms. Kim may have a direct or indirect material interest requiring disclosure under Item 404(a) of Regulation S-K.  Such disclosure is included under “Item 13.  Certain Relationships and Related Transactions, and Director Independence” on page 164 of ServiceMaster’s Annual Report on Form 10-K for the year ended December 31, 2012 and is herein incorporated by reference.

Item 5.03                                           Amendment to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

As disclosed under Item 1.01 above, on January 14, 2014, in connection with the Transaction, Old ServiceMaster was merged with and into ServiceMaster, with ServiceMaster being the surviving entity.  As a result of the Merger, the Certificate of Formation and the Limited Liability Company Agreement of ServiceMaster will govern the registrant.  The Limited Liability Company Agreement of ServiceMaster, among other things, provides that the affairs and business of ServiceMaster shall be managed by or under the direction of a Board of Directors of ServiceMaster.  The foregoing descriptions of ServiceMaster’s Certificate of Formation and Limited Liability Company Agreement are qualified in their entirety by reference to the complete terms and conditions of such documents filed as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(b)                                 Pro Forma Financial Information

The unaudited pro forma consolidated statements of operations of The ServiceMaster Company for the nine months ended September 30, 2013 and the years ended December 31, 2012, 2011 and 2011 and the unaudited pro forma consolidated statement of financial position of The ServiceMaster Company as of September 30, 2013 are included as Exhibit 99.1 hereto and are incorporated herein by reference.

(d)                                 Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 31, 2013, by and between The

ServiceMaster Company and The ServiceMaster Company, LLC.

2.2

Separation and Distribution Agreement, dated as of January 14, 2014, by and among ServiceMaster Global Holdings, Inc., The ServiceMaster Company, TruGreen Holding Corporation and TruGreen Limited Partnership.

2.3

Employee Matters Agreement, dated as of January 14, 2014, by and among ServiceMaster Global Holdings, Inc., The ServiceMaster Company, LLC, TruGreen Limited Partnership and TruGreen Holding Corporation.

2.4	Tax Matters Agreement, dated as of January 14, 2014, by and among ServiceMaster Global Holdings, Inc., The ServiceMaster Company, LLC, TruGreen Holding Corporation and TruGreen Limited Partnership.

2.5	Transition Services Agreement, dated as of January 14, 2014, by and between The ServiceMaster Company, LLC and TruGreen Limited Partnership.

3.1	Certificate of Formation of The ServiceMaster Company, LLC, dated as of December 13, 2013.

3.2	Limited Liability Company Agreement of The ServiceMaster Company, LLC, dated as of December 19, 2013.

4.1	Fourth Supplemental Indenture, dated as January 14, 2014, among The ServiceMaster Company, LLC, the Subsidiary Guarantors named therein, and Wilmington Trust, National Association, as Trustee.

4.2	Fifth Supplemental Indenture, dated as January 14, 2014, among The ServiceMaster Company, LLC, the Subsidiary Guarantors named therein, and Wilmington Trust, National Association, as Trustee.

4.3

Fifth Supplemental Indenture, dated as of January 14, 2014, among The ServiceMaster Company, LLC and The Bank of New York Mellon Trust Company, N.A. (as successor to Harris Trust and Savings Bank), as Trustee.

10.1

Term Loan Credit Agreement Joinder Agreement, dated as of January 14, 2013, among The ServiceMaster Company, The ServiceMaster Company, LLC, Citibank, N.A., as administrative agent, and the other parties thereto.

10.2

Revolving Credit Agreement Joinder Agreement, dated as of January 14, 2013, among The ServiceMaster Company, The ServiceMaster Company, LLC, Citibank, N.A., as administrative agent, and the other parties thereto.

10.3

Assumption Agreement, dated as of January 14, 2014, by SMCS Holdco, Inc. and SMCS Holdco II, Inc., in favor of Citibank, N.A., as administrative agent and collateral agent for the banks and other financial institutions from time to time parties to the Credit Agreement referred to therein and the other Secured Parties (as defined therein).

10.4

Assumption Agreement, dated as of January 14, 2014, by SMCS Holdco, Inc. and SMCS Holdco II, Inc., in favor of Citibank, N.A., as administrative agent and collateral agent for the banks and other financial institutions from time to time parties to the Revolving Credit Agreement referred to therein and the other Secured Parties (as defined therein).

99.1	Unaudited pro forma consolidated financial statements of The ServiceMaster Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2014	THE SERVICEMASTER COMPANY, LLC

	By:	/s/ Alan J. M. Haughie
Alan J. M. Haughie
Senior Vice President and Chief Financial Officer